Corporate Overview April 2014 OTCQB : GNSZ

2 Safe Harbor Statement Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 : Any statements that are not historical facts are forward - looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward - looking statements, which may include, but are not limited to, factors related to GenSpera's anticipated growth strategies, the outcome of its clinical trials, future business development, ability to develop new products, expand to other related industries or markets in other geographical locations, and other information detailed from time to time in the Company's filings and future filings made with the United States Securities and Exchange Commission . Readers are advised that this information is intended for the use of investment professionals . Anyone interested in obtaining information on GenSpera should contact GenSpera directly . This presentation was developed by GenSpera and is intended solely for informational purposes and is not to be construed as an offer to sell or the solicitation of an offer to buy the Company's stock . This presentation is based upon information available to the public, as well as other information from sources which management believes to be reliable, but is not guaranteed by the Company as being accurate nor does it purport to be complete . Opinions expressed herein are those of management as of the date of the presentation and are subject to change without notice .

3 GenSpera Investment Profile • GenSpera is a leader in developing prodrug therapeutics for the treatment of cancer • Unique, naturally derived, cancer killing drug has advantages in potency and significantly reduced side - effects • Experienced scientific and development team • Robust global IP position • G - 202, GenSpera’s lead candidate, is showing excellent clinical results • Only a few easily managed and predictable side effects seen in Phase 1 • Phase 1B and early Phase 2 data in liver cancer are highly suggestive of clinical activity. • Multiple development opportunities based on our prodrug platform • Four drug candidates in the pipeline • Targeting three large and deadly global cancers that currently have poor or inadequate treatment options

4 Opportunity • Both traditional and emerging treatments for many late stage cancers struggle with issues of potency and/or side effects » In general, the more potent the drug, the worse the side effects Traditional Chemotherapies Serious side effects, resistance, little effect on slowly - dividing cancer cells Antibody Drug Conjugates Target high antigen expressing cells, lower probability of complete tumor kill Anti - Angiogenics Limited survival benefit, serious side - effects GenSpera’s Prodrug Technology Platform Utilizes a highly potent agent Masks its toxicity in the blood stream Delivers and activates it only at the tumor site

5 Novel Technology Platform 12ADT Prodrug • Thapsigargin - the active ingredient isolated from Thapsia garganica • Well characterized toxin that kills both slow - and fast - growing cancer cells • Effective potency is 10 - 100x greater than common cytotoxic agents Creating our Prodrug Extraction and chemical modification • Our toxic “payload” is inactive and soluble in the blood stream. • Different peptides are used to target different tumor sites. • Active drug is released via removal of the targeting peptide only at the tumor site. Masking and targeting peptide attached

GenSpera Clinical Programs

Evaluating Multiple Oncology Indications

DEVELOPMENT STAGE: RESEARCH | PRE-CLINICAL | HUMAN CLINICAL TRIALS (PHASE 1 | PHASE 2 | PHASE 3)

DRUG	TARGET SITE	INDICATION	DEVELOPMENT STAGE
G-202	*Blood vessels of most solid tumors*	Liver Cancer (HCC)	16 patients treated in Ph2 study at 5 sites
G-202	*Blood vessels of most solid tumors*	Brain Cancer (GBM)	3 patients enrolled in Ph2 study at UCSD*
G-202	*Blood vessels of most solid tumors*	Prostate cancer (PCa)	Ph2 to begin Q2 2014 at UTHSC Houston*
G-115	*Surface of all prostate cancer cells*	Prostate cancer (PCa)	Pilot toxicology complete
G-301	*Surface of all prostate cancer cells*	Prostate cancer(PCa)	Efficacy in animal models
G-114	*Surface of all prostate cancer cells*	Prostate cancer (PCa)	Efficacy in animal models

Over $15M of grant funded research at Johns Hopkins

Over $20M deployed by GenSpera to advance its clinical programs

* Ph2 costs primarily supported by investigator funds

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7 GenSpera Clinical Programs Focus on G - 202 as Lead Drug Candidate • G - 202 ’s masking/targeting peptide is cleaved by the enzyme PSMA • Initially, PSMA was thought to be found only on the surface of prostate cancer cells • Later, PSMA was found to also be expressed in the vasculature of most tumors , but not in most other tissues or the vasculature of normal tissue » G - 202 is expected to be useful against many tumor types • Animal studies with G - 202 showed excellent results for multiple cancer models • Tolerance of intense dosing regimens, and no drug resistance observed • Dramatic and uniform response even with short dosing regimens • Tumor regression in many cases » Lead drug candidate for clinical development

8 G - 202 Phase I Results Evaluating Safety • Data on 44 patients in trials at Johns Hopkins, University of Wisconsin and UTHSC San Antonio • IV infusion of G - 202 in escalating doses on Days 1, 2, 3 of 28 - day schedule Phase 1 and Phase 1b trials Results » Highly encouraging safety profile • Easily managed, predictable, side effects • Fatigue, nausea on Day 1, and transient rash and/or elevation of serum creatinine • No apparent effect on liver or cardiovascular system • No apparent affect on bone marrow

G-202 Phase 2 Studies

GenSpera

Targeting Large and Deadly Global Cancers

	Hepatocellular Carcinoma (HCC)	Glioblastoma multiforme (GBM)	Prostate Cancer (PCa)
	Particularly high PSMA expression in tumor vasculature		High PSMA expression in tumor
Incidence	• Most common liver cancer • 6th most prevalent type of cancer; 750,000 annual incidence worldwide • 3rd highest mortality	• Most common type of primary brain malignancy; 10,000 new cases annually in US	• Most frequently diagnosed cancer in men in the US; ~240,000 new cases each year
Therapy snapshot	• Only one approved drug (Nexavar®); provides ~2 months increase in median survival with significant side effects	• Avastin® provides increase in median survival of ~ 4 months	• Currently projected to be dominated by anti-hormonal treatments with significant side effects
Market Potential	• Projected market over $1.5B by 2019	• Avastin® projected sales in GBM of $460M in 2017 • Viewed as stepping-stone to breast & lung cancer metastases to brain – 10-fold larger market with little competition	• Anticipated market of > $6.7 B by 2020

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10 HCC Competitive Landscape • Nexavar® • Cabozantinib • Regorafenib • Ramucirumab • Tivantinib • Lenvatinib • Kinase Inhibitor • Kinase Inhibitor • Approved • ~2mo increase in median survival • Significant • Phase 3 • Median PF* survival: 4.4 mo • Significant • Kinase Inhibitor • Phase 3 • Median Time to Progression: 4.3 mo • Significant • Anti - VEGFR • Phase 3 • Median PF* Survival: 4.0 mo • Significant • C - Met Inhibitor • Phase 3 • Median Time to Progression: 1.6 mo • Significant • Kinase Inhibitor • Approved • Median Time to Progression: 3.7 mo • Significant DRUG TYPE STATUS INDICATORS OF EFFICACY SIDE EFFECTS * Progression Free Following from Phase 2 Data Poor Efficacy and Significant Side Effects

11 G - 202 Phase IB and 2 Emerging Results Highly Suggestive of Clinical Activity for HCC • Studies treat patients with progressive advanced HCC following failure of Nexavar® therapy • Phase 1B study of 5 patients was quite encouraging: • Treated an additional 16 patients to date in a subsequent Phase 2 study • Data not yet mature, with most patients coming onto the study in just the last few months. However, from a combination of Phase 1B and Phase 2 data we can say: » Over 70% of patients are exhibiting disease stabilization (tumor not progressing) » One patient has had a total of 16 treatment cycles over a 20 month period » End of bone pain and decreased tumor size in patient with vertebral metastasis Time to Progression (TTP) in Months 1 2 3 4 5 6 7 8 9 10 11 12 Patient 002 001 004 003 005 20 months

Management, Directors, Advisors

GenSpera

Experienced Scientific and Development Team

Craig A. Dionne, PhD *Chairman & CEO*	• Over 25 years of experience in pharmaceutical industry • SVP Drug Discovery at Cephalon, Inc. (acquired by Teva Pharmaceuticals) • EVP Prostate Cancer Foundation
Russell Richerson, PhD *COO*	• Over 25 years of experience in biotechnology industry • Previously COO Molecular Profiling Institute, VP Diagnostic R&D Prometheus, Abbott Labs
Peter E. Grebow, PhD *Director*	• Over 37 years of experience in pharmaceutical industry • EVP Drug Development Cephalon, Inc. • Board member Optimer Pharmaceuticals, Q Holdings, Complexa.
Bo Jesper Hansen, MD, PhD *Director*	• Executive Chairman of Swedish Orphan Biovitrum AB • Board member CMC AB, Orphazyme ApS, Newron, TopoTarget A/S, Hyperion Therapeutics and Ablynx NV
Scott Ogilvie *Director*	• President and CEO AFIN International, Inc. • Board member Research Solutions, Inc., and Neuralstem, Inc.
Søren Brøgger Christensen, PhD *Scientific Advisor*	• Professor at University of Copenhagen. Expert in chemistry of thapsigargin • Exploring further derivatives and manufacturing efficiencies for thapsigargin
Samuel R. Denmeade, MD *Chief Clinical Advisor*	• Professor at Johns Hopkins and Board Certified Medical Oncologist • Co-Inventor of GenSpera's technologies
John T. Isaacs, PhD *Chief Scientific Advisor*	• Professor at Johns Hopkins School of Medicine • Co-Inventor of GenSpera's technologies

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13 GenSpera Milestones History of Milestones Achieved 2008 2009 2010 2011 2012 2013 2014 $0.7M $2.8M $4.0M $3.4M $6.2M $7.2M OTCBB listing Completed enrollment in Ph 1 Near - Term Anticipated Milestones • Initiate Phase 2 PCa trial (expected Q2 2014) • Present interim HCC data at APPLE (expected July 2014) Finalized technology license from JHU Initiated Phase 1B trial Initiated Ph 1 trial Initiated Ph 2 trial in GBM • Pilot toxicology • Pre - IND meeting • Formal toxicology • cGMP drug manufacture • Filed IND IND approved for Phase 1 clinical trials Initiated Ph 2 trial in HCC Completed Ph 1B trial

14 GenSpera Investment Profile • GenSpera is a leader in developing prodrug therapeutics for the treatment of cancer • Unique, naturally derived, cancer killing drug has advantages in potency and significantly reduced side - effects • Experienced scientific and development team • Robust global IP position • G - 202, GenSpera’s lead candidate, is showing excellent clinical results • Only a few easily managed and predictable side effects in Phase 1 • Phase 1B and early Phase 2 data in liver cancer are highly suggestive of clinical activity • Multiple development opportunities based on our prodrug platform • Four drug candidates in the pipeline • Targeting three large and deadly global cancers that currently have poor or inadequate treatment options

15 Corporate Overview April 2014 OTCQB : GNSZ